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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  August 14, 2003

                                 i3 Mobile, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-30175                     51-0335259
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


181 Harbor Drive, Stamford, Connecticut                            06902
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: 203-353-0383

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1     Text of Press Release, dated August 14, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 14, 2003, i3Mobile, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            i3 Mobile, Inc.

Date:  August 14, 2003                      By: /s/ Edward J. Fletcher
                                                ------------------------------
                                                Name: Edward J. Fletcher
                                                Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1                       i3 Mobile, Inc. Press Release, dated August 14, 2003.